UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 22, 2011

GREEKTOWN SUPERHOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53921	27-2216916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 East Lafayette Detroit, Michigan 48226
(Address of Principal Executive Offices) (Zip Code)

(313) 223-2999
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Greektown Superholdings, Inc. (“Greektown”) made an announcement on March 22, 2011 that it extended an offer to Michael Puggi of the position of President and Chief Executive Officer of Greektown.  The offer is subject to the negotiation and execution of a mutually agreeable employment agreement and approval of Mr. Puggi by the Michigan Gaming Control Board and the City of Detroit.

Mr. Puggi has been in the gaming industry for more than 30 years.  From 2008 to 2011, Mr. Puggi provided executive management consulting services to the gaming and hospitality industry.  Prior to that, he served (from 2007-2008) as regional vice president and general manager, Southern Nevada for Herbst Gaming Inc. (“Herbst”).  He was responsible for seven of the Herbst’s fifteen casinos.  He joined Herbst in 2007, in connection with the purchase by Herbst of certain of the Primm Valley resorts from his former employer, MGM Mirage.  With MGM Mirage from 1999 through 2007, Mr. Puggi last served as the president and chief operating officer of Primm Valley Resorts.  In that position, he was responsible for eight of the Southern Nevada casino properties including Primm Valley Resorts.

The press release announcing the offer is attached hereto as Exhibit A and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2011

GREEKTOWN SUPERHOLDINGS, INC.

By:	/s/ Clifford J. Vallier
Name:	Clifford J. Vallier
Title:	President, Chief Financial Officer and Treasurer

EXHIBIT A

FOR IMMEDIATE RELEASE
March 22, 2011
Contact:  Cliff Vallier
Greektown Casino-Hotel
313.223.2999 Ext. 5451 (Office)
 CVallier@greektowncasino.com

Greektown Superholdings, Inc. Enters Into Offer Letter with New Chief Executive Officer Candidate
30-Year Gaming Veteran Brings Strategic Expertise

Detroit, Mich. — After an extensive national search, Greektown Superholdings, Inc. and its subsidiaries, which operate Greektown Casino and Hotel (together, “Greektown Casino-Hotel” or “Greektown”), announced an offer letter with Michael Puggi to fill their chief executive post.  Puggi brings more than three decades of casino operations expertise and experience and has held key management positions in multiple jurisdictions across the country including New Jersey, Iowa, Illinois, Mississippi and Nevada.  The offer is subject to the negotiation and execution of a mutually agreeable employment agreement and approval of Mr. Puggi by the Michigan Gaming Control Board and the City of Detroit.

“This is an exciting time for Greektown, and we are confident that, subject to obtaining the necessary regulatory approvals, Michael will take this company to new heights,” said George Boyer, chairman of the board for Greektown Casino-Hotel.  “He holds an outstanding variety of experiences and successes across our business, and will bring exceptional value to our customers and our company.”

In his new role, Puggi would be responsible for providing strategic leadership and direction to position Greektown Casino-Hotel as a premiere gaming and entertainment destination in Detroit.

Additionally, he would oversee day-to-day operations, property marketing, and the development of executive staff.

“It's an honor to have been offered this position as the new President/CEO of Greektown Casino-Hotel.  I look forward to leading this team and moving the company forward," said Puggi.  “Greektown has a tremendous opportunity to make a real impact in this market.  Through current relationships, and those we will develop in the future, we will strengthen our bond with this community and give guests new and exciting reasons to visit us.  I am confident that great things are ahead.”
During his career of over 30 years, Puggi has opened six gaming properties.  He joined Primm Valley Casino Resorts as the general manager of Buffalo Bill’s in 1995.  After Primm’s acquisition by MGM Resorts in 1998, Puggi held several progressive positions within the company including executive vice president, senior vice president and vice president/general manager.  In those roles, he helped guide the properties through a number of milestones, including renovations and expansions and the design and construction of two championship golf courses.  He was promoted to senior vice president of development in 2003 and led the company’s exploration of gaming opportunities with the New York Racing Association.  He returned to operations in 2005 as president and chief operating officer with responsibility over eight of the company’s off-strip hotel casinos.  In 2007 he joined Herbst Gaming, Inc. (HGI) as regional vice president where he managed seven of the company’s fifteen casinos.

Greektown Hotel-Casino recruited Puggi for the position with assistance of executive search firm, Wurster Partners.

# # #

About Greektown Casino-Hotel
Greektown Superholdings, Inc. operates, through its subsidiaries the Greektown Casino-Hotel located at 555 E. Lafayette Boulevard in Detroit's Greektown Entertainment District.

Safe Harbor Statement
Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about capitalization and performance of Greektown. All forward-looking statements involve risks and uncertainties. All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “anticipate,” “expect,” “will,” “continue,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written statements or documents filed with the Securities and Exchange Commission are subject to known and unknown risks, uncertainties and contingencies. Many of these risks, uncertainties and contingencies are beyond Greektown’s control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements, include, among other things, the ability to obtain the required regulatory approvals, the ability to execute a definitive employment agreement, general economic and business conditions, competitive conditions and ability to service indebtedness as well as those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Greektown, particularly Greektown’s prospectus filed pursuant to Rule 424(b)(3) on January 3, 2011. Any forward-looking statements in this release speak only as of the date of this release, and Greektown undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.